UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 21, 2017

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 21, 2017, Patterson Companies, Inc. (the “Company”) announced that John E. Adent will resign as Chief Executive Officer of the Company’s Animal Health segment, effective July 2, 2017.

(e) In connection with the cessation of his employment, Mr. Adent and Animal Health International, Inc. (“Animal Health”) entered into a Severance Agreement, dated June 21, 2017 (“Severance Agreement”), which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein. Under the terms of the Severance Agreement and in consideration of a general waiver and release of claims, Mr. Adent will be paid (a) the severance pay and COBRA coverage payments provided in his Employment Agreement dated May 2, 2015 (“Employment Agreement”) based on a deemed termination date of June 15, 2017; provided, however, that his Cash Compensation (as defined in the Employment Agreement) for purposes of calculating such severance will be the sum of (i) his current annual base salary and (ii) the average annual cash incentive bonus paid to him in respect of fiscal years 2016 and 2015, and (b) a cash payment based on the value of the unvested restricted stock units he holds that are outstanding on July 2, 2017. If Mr. Adent materially breaches the Severance Agreement, payment obligations to Mr. Adent cease unless and until a court or arbitrator determines otherwise. If a court or arbitrator determines Mr. Adent has materially breached the Severance Agreement, he would be obligated to repay to Animal Health all moneys paid to him under the Severance Agreement. Among the commitments entered into in the Severance Agreement, Mr. Adent has agreed to post-employment non-compete and non-solicitation provisions through July 1, 2019, as well as a non-disclosure provision.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on June 21, 2017 announcing the cessation of Mr. Adent’s employment is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10	Severance Agreement by and between Animal Health International, Inc. and John E. Adent, dated June 21, 2017.

99	Press Release of Patterson Companies, Inc., dated June 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: June 21, 2017	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10	Severance Agreement by and between Animal Health International, Inc. and John E. Adent, dated June 21, 2017.

99	Press Release of Patterson Companies, Inc., dated June 21, 2017.